SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  DECEMBER 2, 1997

                       KIDDIE ACADEMY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-14052                  52-1938283
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation)                         File Number)          Identification No.)

   108 WHEEL ROAD, BEL AIR, MARYLAND                                21015
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (410) 515-0788

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 1 THROUGH 3. NOT APPLICABLE.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On November 18, 1997, the Company's Board of Directors voted to dismiss Deloitte & Touche, LLP as the Company's independent auditing firm. The Board received a letter confirming the dismissal from Deloitte & Touche on December 2, 1997. The Board of Directors has chosen Grant Thornton, LLP as the Company's new independent auditors.

         In connection with the audits of the two fiscal years ended September 29, 1996 and September 30, 1995 and the subsequent interim period through December 2, 1997, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of disagreements.

         The audit reports of Deloitte & Touche on the consolidated financial statements of Kiddie Academy International, Inc. and subsidiaries as of and for the years ended September 29, 1996 and September 30, 1995 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope, or accounting principles. The Company has requested Deloitte & Touche to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated December 8, 1997, is filed as Exhibit 16 to this Form 8-K.

ITEMS 5 AND 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16     Letter from Deloitte & Touche

ITEMS 8 AND 9.  NOT  APPLICABLE.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KIDDIE ACADEMY INTERNATIONAL, INC.

Date:  December 3, 1997                     By: /s/  Michael J. Miller
                                                ----------------------
                                                     Michael J. Miller
                                                     President


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                                  EXHIBIT INDEX

Exhibits
--------

   16          Letter from Deloitte & Touche